                                                                    EXHIBIT 99.1

                           OSI PHARMACEUTICALS, INC.

                           CERTIFICATION PURSUANT TO
                              18 U.S.C. SEC.1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of OSI Pharmaceuticals, Inc. (the "Company") on Form 10-K for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Colin Goddard, Ph.D., Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                          /s/ COLIN GODDARD, PH.D.
                                          --------------------------------------
                                          Colin Goddard, Ph.D.
                                          Chairman of the Board and
                                          Chief Executive Officer

Date: December   , 2002